UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 10, 2011

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Articles of Incorporation

On May 10, 2011, at the annual meeting of shareholders, the shareholders of Hospira, Inc. (“Hospira”) approved amendments to Hospira’s Restated Certificate of Incorporation (“Certificate”) and on May 11, 2011, the Certificate was filed with the Secretary of State of Delaware.  Amendments to the Certificate were adopted by Hospira’s Board of Directors on February 22, 2011, subject to shareholder approval at the annual meeting.

The amendments eliminate the super-majority provisions contained in Hospira’s Certificate, which were found in the following three places in the Certificate:

•                  Removal of Directors for Cause. The board of directors or any individual director could have been removed from office at any time with cause by the affirmative vote of the holders of at least sixty-six and two-thirds (66-2/3%) of the outstanding shares of Hospira’s voting stock.

•                  Bylaw Adoption, Amendment and Repeal. The bylaws could have been altered or amended, or new bylaws adopted, by the affirmative vote of the holders of at least sixty-six and two-thirds (66-2/3%) of the outstanding shares of Hospira’s voting stock.

•                  Alteration, Amendment, or Repeal of Certain Certificate Provisions. Certain provisions of the Certificate could have been altered, amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds (66-2/3%) of the outstanding shares of Hospira’s voting stock.

These super-majority provisions in the Certificate were replaced with a “majority of outstanding shares” standard.  For a more detailed description of the Certificate, as amended, see Hospira’s 2011 Proxy Statement, filed with the Securities and Exchange Commission on March 28, 2011.  The foregoing description of the Certificate, as amended, is qualified in its entirety by the full text of the amended and restated Certificate, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Bylaws

On May 10, 2011, the Board of Directors of Hospira approved amendments to Article IV, Section 20 (Removal) and Article XIII, Section 44 (Amendments) of the Bylaws to eliminate the corresponding super-majority provisions contained in Hospira’s Bylaws relating to removal of the directors for cause and bylaw adoption, amendment and repeal, which became effective immediately upon their adoption by the Board.  The board approved these amendments so that the Certificate and corresponding Bylaw provisions would have the same “majority of outstanding shares” standard.  Previously, the bylaws provided that the affirmative vote of the holders of at least sixty-six and two-

thirds (66-2/3%) of the outstanding shares of Hospira’s voting stock was required to remove a director for cause or to adopt, amend or repeal the Bylaws.

The preceding description is qualified in its entirety by reference to Hospira’s amended and restated Bylaws, which are attached hereto as Exhibit 3.2, and are incorporated herein by reference.

Item 5.07               Submission of Matters to a Vote of Security Holders

Hospira held its annual meeting of shareholders on May 10, 2011. The following is a summary of the matters voted on at that meeting.

(1)           The persons elected to Hospira’s Board of Directors as Class I directors to hold office until the 2014 annual meeting, and the number of shares cast for and against, and the number of abstentions and broker non-votes, with respect to the persons elected were as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Irving W. Bailey, II	132,476,029	2,384,375	198,830	11,994,433
F. Michael Ball	132,564,199	2,307,347	187,688	11,994,433
Jacque J. Sokolov, M.D.	132,065,139	2,789,304	204,791	11,994,433

(2)           The shareholders voted to approve an amendment to Hospira’s restated certificate of incorporation to eliminate the super-majority vote requirement for removal of directors for cause. The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
146,407,987	471,343	174,337	0

(3)           The shareholders voted to approve an amendment to Hospira’s restated certificate of incorporation to eliminate the super-majority vote requirement for bylaw adoption, amendment or repeal. The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
146,168,901	671,872	212,894	0

(4)           The shareholders voted to approve an amendment to Hospira’s restated certificate of incorporation to eliminate the super-majority vote requirement for alteration, amendment or repeal of certain certificate provisions. The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
145,851,656	702,093	499,918	0

(5)           The shareholders voted to approve the compensation of Hospira’s named executive officers listed in the proxy statement for the 2011 annual meeting. The shareholder vote is advisory and non-binding. The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
129,615,184	4,879,388	564,662	11,994,433

(6)           The shareholders voted on the recommended frequency for Hospira to present shareholders with the opportunity to vote on the compensation awarded to its named executive officers. The shareholder vote is advisory and non-binding. The number of shares cast in favor of holding the vote annually, every two years, or every three years, the number of abstentions and broker non-votes were as follows:

Annually	Every Two Years	Every Three Years	Abstain	Broker Non- Votes
103,496,197	349,423	30,906,532	307,082	11,994,433

In light of these voting results and the Board of Directors’ recommendation in the proxy statement for the 2011 annual meeting that such vote occur annually, the Board of Directors had decided that Hospira will hold an annual advisory vote on the compensation of our named executive officers. Hospira will continue to hold annual advisory votes until Hospira’s Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes.

(7)           The shareholders ratified the appointment of Deloitte & Touche LLP as Hospira’s auditors.  The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
146,663,035	278,946	111,686	0

Item 9.01               Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Exhibit

3.1	Restated Certificate of Incorporation of Hospira, Inc.

3.2	Amended and Restated Bylaws of Hospira, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: May 12, 2011	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Restated Certificate of Incorporation of Hospira, Inc.

3.2	Amended and Restated Bylaws of Hospira, Inc.